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                                                                    Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bryon Look, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of LSI Logic Corporation on Form 10-Q for the quarterly period ended June 30,2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of LSI Logic Corporation.

                                           By: /s/ Bryon Look
                                              ----------------------------------
                                           Name:  Bryon Look
                                           Title: Executive Vice President &
                                           Chief Financial Officer